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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 Current Report

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 16, 2002


                                THERMA-WAVE, INC.
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                                    000-26911
                            (Commission File Number)

                                   94-3000561
                     (I.R.S. Employer Identification Number)

                               1250 Reliance Way,
                            Fremont, California 94539
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (510) 668-2200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On January 16, 2002, Therma-Wave, Inc., a Delaware corporation ("Therma-Wave"), acquired Sensys Instruments Corporation, a California
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corporation ("Sensys"), pursuant to an Agreement and Plan of Reorganization (the
"Reorganization Agreement") dated as of December 17, 2001 between Therma-Wave,
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FND Corp., a California corporation and wholly-owned subsidiary of Therma-Wave
(the "Merger Subsidiary"), Sensys, and a certain representative of all of the
      -----------------
shareholders of Sensys. The Reorganization Agreement provided for the acquisition of Sensys by Therma-Wave pursuant to a merger of Sensys with and into the Merger Subsidiary (the "Merger").
                                 ------

     Under the terms of the Reorganization Agreement, each share of common stock and preferred stock of Sensys (collectively, the "Sensys Shares") outstanding
                                                  -------------
immediately prior to the Effective Time (as defined in the Reorganization Agreement) was converted into the right to receive approximately 0.366269816 shares of Therma-Wave common stock (the "Conversion Ratio"). In addition, all
                                         ----------------
options and warrants to purchase Sensys Shares outstanding immediately prior to the Effective Time were assumed by Therma-Wave, subject to adjustment to maintain the economic equivalence of the assumed options and warrants on the basis of the Conversion Ratio. Based on the closing price of Therma-Wave common stock over the 5 day period representing two days before and after January 11, 2002, the aggregate purchase price for the Merger represents the fair value of the shares issued to Sensys shareholders totalling approximately $72.8 million and the estimated fair value of stock options and warrants assumed totalling $14.2 million. Therma-Wave will also incur acquisition related costs, which will be included in the total purchase price.

     An aggregate of approximately 5,408,155 shares of Therma-Wave common stock are issuable pursuant to the Merger in respect to the outstanding Sensys Shares, as well as the outstanding options and warrants to purchase Sensys Shares which the Company assumed. All shares issued or to be issued pursuant to the Merger, other than the shares to be issued in respect of the assumed options, were or will be issued in reliance on exemptions from registration under the Securities Act of 1933, as amended (the "Securities Act"). As a result, all shares of the
                              --------------
Therma-Wave common stock, other than the shares to be issued in respect of the assumed options, are or will be subject to restriction on transfer under the applicable provision of the Securities Act. Some of such shares will also be subject to certain contractual limitations on resale. Under the terms of the Reorganization Agreement, Therma-Wave has granted the former shareholders of Sensys executing the Registration Rights Agreement, which is filed as Exhibit
4.1 to this Current Report on Form 8-K, certain rights to register under the Securities Act the shares of Therma-Wave common stock received in connection with the Merger.

     Under the terms of the Reorganization Agreement, shares of Therma-Wave common stock having a value equal to ten percent of the aggregate merger consideration and otherwise issuable to the former shareholders of Sensys will be held in escrow for a period of 18 months and during that time may be used to satisfy certain working capital adjustments and indemnification claims.

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     Also, in connection with the Merger, Therma-Wave entered into an Employment
Agreement with Talat Hasan who is currently the President and Chief Executive Officer of Sensys. Such Employment Agreement is filed as Exhibit 4.2 to this Current Report on Form 8-K.

     The Merger is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Therma-Wave expects to treat the Merger as a "purchase" for accounting purposes.

     With core capabilities in optical design, scatterometry and system integration, Sensys is a designer of integrated metrology systems that provide advanced process control solutions to the semiconductor manufacturing industry. Therma-Wave intends to continue Sensys' business substantially in the same manner conducted by Sensys.

     Prior to the execution of the Agreement, to Therma-Wave's knowledge none of Therma-Wave, its affiliates, officers or directors, or any associate of any such officer or director, had any material relationship with Sensys.

     The foregoing description of the Reorganization Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Reorganization Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K. Therma-Wave's press release dated January 17, 2002, is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a)   Financial Statements of Businesses Acquired

          As of the date of filing of this Current Report on Form 8-K, it is impracticable for Therma-Wave to provide the financial information required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial information will be filed by amendment to this Form 8-K no later than Monday, April 1, 2002.

    (b)   Pro Forma Financial Information

          As of the date of filing of this Current Report on Form 8-K, it is impracticable for Therma-Wave to provide the financial information required by this Item 7(b). In accordance with Item 7(b)(2) of Form 8-K, such financial information will be filed by amendment to this Form 8-K no later than Monday, April 1, 2002.

    (c)   Exhibits

          Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-K.

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    (d)   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:    January 28, 2002                  Therma-Wave, Inc.



                                            By:   /s/ L. Ray Christie
                                                 -------------------------------
                                            Name:    L. Ray Christie
                                            Title:   Senior Vice President and
                                                     Chief Financial Officer

     (e)  EXHIBIT INDEX


Number                     Exhibit Description

2.1 Agreement and Plan of Reorganization, dated as of December 17, 2001, among Therma-Wave, Inc., FND Corp., Sensys Instruments Corporation and a certain representative of all of the shareholders of Sensys Instruments Corp./(1)/

4.1 Form of Registration Rights Agreement, dated as of January 16, 2002, among Therma-Wave, Inc., Sensys Instruments Corporation and each holder of Sensys Instruments Corporation capital stock./(2)/

4.2 Employment Agreement, dated as of December 17, 2001, between Therma-Wave, Inc. and Talat Hasan.

99.1      Press Release, dated as of January 17, 2002

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/(1)/     Incorporated herein by reference to Therma-Wave's Current Report on
          Form 8-K, as filed with the Commission on December 19, 2001.

/(2)/ Incorporated herein by reference to Therma-Wave's Current Report on Form 8-K, as filed with the Commission on December 19, 2001.